SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                May 10, 2004
                                ------------
                               Date of Report
                      (Date of Earliest Event Reported)

                             LipidViro Tech, Inc.
                             --------------------
            (Exact Name of Registrant as Specified in its Charter)

       Nevada                     0-49655                    87-0678927
       ------                     -------                    ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                           2120 South 700 East, #H183
                           Salt Lake City, Utah 84106
                           --------------------------
                   (Address of Principal Executive Offices)

                                (801) 583-9900
                                --------------
                         Registrant's Telephone Number

                             Anticline Uranium, Inc.
                             -----------------------
                                  Former Name

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

        99                       Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated May 10, 2004, a copy of which is attached hereto and incorporated herein by reference.



                                          SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIPIDVIRO TECH,INC.

DATED: 05/10/04                          /s/ Kenneth P. Hamik
       --------                          ----------------------
                                         Kenneth P. Hamik
                                         President and Director